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Exhibit 10.2

FIRST AMENDMENT TO ASSET AND
LAND PURCHASE AGREEMENT

        This FIRST AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT ("Amendment") is executed as of the 26th day of May, 2000 by and among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., SHERATON GAMING CORPORATION and SHERATON DESERT INN CORPORATION (collectively, "Sellers") and VALVINO LAMORE, LLC and STEPHEN A. WYNN (collectively, "Purchaser").

RECITALS

        A.    Sellers and Purchaser executed that certain Asset and Land Purchase Agreement dated as of April 28, 2000 pursuant to which Sellers have agreed to sell and Purchaser has agreed to purchase The Desert Inn Hotel and Casino and other related assets (the "Original Purchase Agreement").

        B.    The Sellers and Purchaser desire to amend the Original Purchase Agreement to clarify certain reimbursement obligations, to revise the "Outside Date" for closing and other matters that are more fully set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties do hereby agree as follows:

          1.    Capitalized terms not otherwise defined herein shall have the meanings assigned to them in them in the Original Purchase Agreement.

          2.    Section 2.2(b) of the Original Purchase Agreement is hereby amended to provide that the Closing shall occur as soon as is reasonably practicable after Purchaser's receipt of all Gaming Permits, but in no event later than 10:00 a.m. on June 30, 2000 ("Outside Date"); provided, however, that Purchaser's receipt of such Gaming Permits shall in no event be a condition to its obligation to close on the Outside Date.

          3.    Notwithstanding the restrictions set forth in Section 4.1(b)(vi)(B), the Purchaser consents to Sellers' execution and delivery of a severance agreement for Marc Rubinstein in the form attached hereto as Exhibit A and agrees to assume upon the Closing any obligations arising thereunder.

          4.    Purchaser acknowledges that Sellers have elected with Purchaser's consent to terminate John Banner for convenience prior to the Closing and to pay to him a severance benefit in a single lump sum. Notwithstanding the terms of a prior letter dated May 12, 2000 from Mark Lefever to Marc Schorr regarding such payment, the parties agree that such severance payment is not properly characterized as a receivable to be included in the calculation of Closing Net Working Capital and instead shall be reimbursed to Sellers at Closing. The parties shall advise Escrowee that the amount of such payment shall be reflected on Escrowee's closing statement as an additional payment due Sellers at Closing.

          5.    The Original Purchase Agreement as modified by this Amendment shall continue in full force and effect and this Amendment shall constitute a part of the Purchase Agreement. All references in the Original Purchase Agreement to itself shall be deemed to be references to the Original Purchase Agreement as amended hereby and the Original Purchase Agreement as amended hereby shall be referred to as the "Purchase Agreement."

        IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By:	/s/ Thomas M. Smith
	Name:	Thomas M. Smith
	Title:	Senior Vice President

SHERATON GAMING CORPORATION
By:
Name:
Title:

SHERATON DESERT INN CORPORATION
By:
Name:
Title:

VALVINO LAMORE, LLC
By:
	Name:	Stephen A. Wynn
	Title:	Sole Member

Stephen A. Wynn, an individual

          5.    The Original Purchase Agreement as modified by this Amendment shall continue in full force and effect and this Amendment shall constitute a part of the Purchase Agreement. All references in the Original Purchase Agreement to itself shall be deemed to be references to the Original Purchase Agreement as amended hereby and the Original Purchase Agreement as amended hereby shall be referred to as the "Purchase Agreement."

        IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By:
Name:
Title:

SHERATON GAMING CORPORATION
By:	/s/ Mark Lefever
	Name:	Mark Lefever
	Title:	Vice President & Treasurer

SHERATON DESERT INN CORPORATION
By:	/s/ Mark Lefever
	Name:	Mark Lefever
	Title:	Vice President, COO/CFO

VALVINO LAMORE, LLC
By:
	Name:	Stephen A. Wynn
	Title:	Sole Member

Stephen A. Wynn, an individual

          5.    The Original Purchase Agreement as modified by this Amendment shall continue in full force and effect and this Amendment shall constitute a part of the Purchase Agreement. All references in the Original Purchase Agreement to itself shall be deemed to be references to the Original Purchase Agreement as amended hereby and the Original Purchase Agreement as amended hereby shall be referred to as the "Purchase Agreement."

        IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By:
Name:
Title:

SHERATON GAMING CORPORATION
By:
Name:
Title:

SHERATON DESERT INN CORPORATION
By:
Name:
Title:

VALVINO LAMORE, LLC
By:	/s/ Stephen A. Wynn
	Name:	Stephen A. Wynn
	Title:	Sole Member

/s/ Stephen A. Wynn Stephen A. Wynn, an individual

Exhibit A

May    , 2000

Dear Marc:

        This letter of understanding supersedes any other previous agreement or arrangement, express or implied, relating to the subjects addressed in this letter. In recognition of the intent to sell The Desert Inn and to provide you with some measure of security, we are pleased to offer you a contingent change of control severance benefit. In the event The Desert Inn is sold and you are terminated for reasons other than cause within six months of the closing date of the sale, you will receive as your sole and exclusive severance benefit a lump sum payment equal to 12 months of your then-current base salary; provided, however, that if you are rehired by the purchaser of The Desert Inn or any of its affiliates, you will be required to refund as an offset any amounts you earn from that entity within the 12-month period following your termination.

        This benefit is conferred with the intent of providing management continuity for The Desert Inn leading up to any sale and immediately thereafter. This letter of understanding and the benefits conferred herein are in no way intended to alter the at-will nature of your employment with The Desert Inn. Further, we expect you to continue to perform your job duties at a high level and to remain a positive influence on the hotel and the other employees.

        If you have any questions, please do not hesitate to contact me.

Sincerely,

Mark Lefever COO/CFO

ACCEPTED AND AGREED TO:

Date:
Marc Rubinstein

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  Exhibit 10.2
FIRST AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT
Exhibit A